UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2017

Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (336) 741 2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

This Current Report on Form 8-K is filed in connection with the Agreement and Plan of Merger, dated as of January 16, 2017 (the “Merger Agreement”), as it and the plan of merger contained therein were amended as of June 8, 2017, by and among British American Tobacco p.l.c., a public limited company incorporated under the laws of England and Wales (“BAT”), BATUS Holdings Inc., a Delaware corporation and indirect, wholly owned subsidiary of BAT, Flight Acquisition Corporation, a North Carolina corporation and indirect, wholly owned subsidiary of BAT (“Merger Sub”), and Reynolds American Inc., a North Carolina corporation (“RAI”), pursuant to which, subject to the satisfaction or waiver of certain conditions, RAI will become an indirect, wholly owned subsidiary of BAT (the “Merger”).

In connection with the Merger, two putative class action lawsuits were filed in the United States District Court for the Middle District of North Carolina against RAI and the members of the RAI board of directors. The two lawsuits are captioned Drew v. Reynolds American Inc., et al., No. 1:17-cv-00547 (filed June 16, 2017) and Sneed v. Reynolds American Inc., et al., No. 1:17-cv-00584 (filed June 26, 2017) (collectively, the “Merger Litigation”). The complaints, which were filed by alleged RAI shareholders, generally allege that the definitive proxy statement that RAI filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2017 (the “RAI Proxy Statement”), omitted certain material information in connection with the Merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934. The complaints seek injunctive relief to prevent the consummation of the Merger unless the allegedly material information is disclosed, damages and attorneys’ fees and costs.

RAI believes that the claims asserted in the Merger Litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the Merger Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, RAI has determined to voluntarily supplement the RAI Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, RAI specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

This Current Report on Form 8-K will not affect the merger consideration to be paid to shareholders of RAI in connection with the Merger or the timing of the special meeting of the shareholders of RAI scheduled for July 19, 2017, at 9 a.m. (Eastern Time) in the Reynolds American Plaza Building Auditorium at RAI’s corporate offices, 401 North Main Street, Winston-Salem, North Carolina 27101. The RAI board of directors continues to recommend that you vote “FOR” the adoption of the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO THE RAI PROXY STATEMENT

RAI has agreed to make these supplemental disclosures to the RAI Proxy Statement. This supplemental information should be read in conjunction with the RAI Proxy Statement, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the RAI Proxy Statement.

1. The section of the RAI Proxy Statement entitled “Special Factors Relating to RAI Proposal I: Approval of the Merger Agreement—Opinions of the Transaction Committee’s Financial Advisors—Opinion of Goldman Sachs” is hereby supplemented as follows:

A. The second sentence in the first full paragraph on page 73 (such paragraph beginning with “Illustrative Discounted Cash Flow Analysis.…”) of the RAI Proxy Statement is amended and restated to read as follows:

“Utilizing illustrative discount rates ranging from 5.0% to 6.5%, reflecting estimates of RAI’s weighted average cost of capital, Goldman Sachs, using mid-year convention, discounted to present value as of December 31, 2016 (1) estimates of the unlevered free cash flows of RAI for the fiscal years ending December 31, 2017 through December 31, 2021, as per the RAI Forecasts, and (2) a range of illustrative terminal values for RAI as of December 31, 2021, which were calculated by applying perpetuity growth rates ranging from (0.5)% to 0.5% to a terminal year estimate of the unlevered free cash flows of RAI in 2021, as reflected in the RAI Forecasts.”

B. The following sentence is hereby inserted immediately after the amended and restated sentence set forth in clause 1.A above:

“The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the RAI Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation.”

2. The section of the RAI Proxy Statement entitled “Special Factors Relating to RAI Proposal I: Approval of the Merger Agreement—Opinions of RAI’s Financial Advisors—Opinion of J.P. Morgan” is hereby supplemented as follows:

A. The second sentence in the third full paragraph on page 86 (such paragraph beginning with “J.P. Morgan calculated…”) is hereby amended and restated to read as follows:

“J.P. Morgan also calculated a range of terminal values for RAI at December 31, 2021, by applying a terminal growth rate ranging from 0.0% to 1.0% to the RAI projections during 2021 to derive terminal period unlevered free cash flows for RAI. The range of terminal growth rates was chosen by J.P. Morgan based on J.P. Morgan’s experience and familiarity with RAI’s industry, taking into account market expectations regarding long-term real growth of gross domestic product and inflation.”

B. The second sentence in the fourth full paragraph on page 88 (such paragraph beginning with “J.P. Morgan calculated…”) is hereby amended and restated to read as follows:

“J.P. Morgan also calculated a range of terminal values for BAT at December 31, 2021, by applying a terminal growth rate ranging from 0.0% to 1.0% to the RAI projections for BAT during 2021 to derive terminal period unlevered free cash flows for BAT. The range of terminal growth rates was chosen by J.P. Morgan based on J.P. Morgan’s experience and familiarity with BAT’s industry, taking into account market expectations regarding long-term real growth of gross domestic product and inflation.”

3. The section of the RAI Proxy Statement entitled “Special Factors Relating to RAI Proposal I: Approval of the Merger Agreement—Opinions of RAI’s Financial Advisors—Opinion of Lazard” is hereby supplemented as follows:

A. The third sentence in the fourth full paragraph on page 99 (such paragraph beginning with “Discounted Cash Flow Analysis. Lazard performed…”) is hereby amended and restated to begin a new paragraph and read as follows:

“Lazard then calculated the estimated present value of the terminal values of RAI and BAT, respectively, as of December 31, 2016, by selecting a range of perpetuity growth rates of (0.5)% to 0.5% (which implied exit EBITDA multiples ranging from 9.7x to 14.1x for RAI and 7.9x to 10.9x for BAT) and an estimated range of weighted average cost of capital of 5.0% to 6.0% for RAI and 6.0% to 7.0% for BAT.”

B. The following sentence is hereby inserted immediately after the amended and restated sentence set forth in clause 3.A above:

“The range of perpetuity growth rates was chosen by Lazard based on Lazard’s professional judgment, experience and familiarity with RAI’s and BAT’s industry, taking into account the forecasts for RAI and BAT and market expectations regarding long-term real growth of gross domestic product and inflation.”

4. The section of the RAI Proxy Statement entitled “Special Factors Relating to RAI Proposal I: Approval of the Merger Agreement—RAI Unaudited Prospective Financial Information—RAI Unaudited Financial Forecasts” is hereby supplemented as follows:

The table beginning on page 109 and ending on page 110 of the RAI Proxy Statement is hereby amended and restated as follows:

	For the Fiscal Year Ending December 31,
	2017	2018	2019	2020	2021
	(dollars in millions) (unaudited)
Net Sales	$13,009	$13,621	$14,331	$15,095	$15,909
Operating Income	$6,181	$6,736	$7,190	$7,880	$8,548
EBITDA(1)	$6,313	$6,877	$7,329	$8,026	$8,696
Operating Cash Flow(2)	$3,754	$3,856	$4,222	$4,691	$5,371
Unlevered Free Cash Flow – Goldman Sachs(3)	$3,864	$4,047	$4,484	$4,956	$5,421
Unlevered Free Cash Flow – J.P. Morgan(4)	$3,864	$4,047	$4,484	$4,956	$5,421
Unlevered Free Cash Flow – Lazard(5)	$3,793	$4,050	$4,482	$4,958	$5,406

(1)	EBITDA is calculated as net income before non-operating expenses (includes interest expense, interest income, and other expense, net), tax provisions, depreciation and amortization. There are limitations associated with the use of EBITDA. EBITDA is not prepared in accordance with U.S. GAAP or IFRS and may not be directly comparable to similarly titled measures of RAI’s or BAT’s competitors due to potential differences in their method of calculation. Further, EBITDA is not meant to be considered in isolation or as a substitute for comparable U.S. GAAP or IFRS measures. EBITDA is shown above and is reconciled to the most directly comparable U.S. GAAP financial measure below because it forms part of the unaudited financial forecast information prepared or approved by RAI’s management as described above and furnished to the Transaction Committee, the RAI board of directors, Goldman Sachs, J.P. Morgan, Lazard and BAT.
(2)	Operating Cash Flow is a U.S. GAAP financial measure and corresponds to net cash flows from operating activities in the “Consolidated Statements of Cash Flows” in RAI’s Annual Report on Form 10-K for the year ended December 31, 2016.
(3)	Goldman Sachs’ unlevered free cash flows were calculated by deducting taxes from operating income, adding back depreciation and amortization, and deducting capital expenditures, increases in net working capital, annual pension contribution and deferred income taxes, in the case of each of the foregoing, as set forth in the RAI Forecasts and approved for Goldman Sachs’ use by RAI.
(4)	J.P. Morgan’s unlevered free cash flows were calculated by deducting taxes from operating income, adding back depreciation and amortization and deducting capital expenditures, increases in net working capital, annual pension contribution and deferred income taxes, in each case using the amounts set forth in the unaudited financial forecasts prepared by RAI and furnished to J.P. Morgan and approved for J.P. Morgan’s use by RAI.
(5)	Lazard’s unlevered free cash flows were calculated by taking the net operating profit after tax (representing earnings before interest after tax), then adding depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital and other cash flow items, in the case of each of the foregoing, as set forth in the RAI projections and approved for Lazard’s use by RAI.

Forward-Looking and Cautionary Statements

Statements included in this report that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, financial forecasts or projections, the combined company’s plans, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, and other statements that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “predict,” “possible,” “potential,” “could,” “should” and similar expressions. These statements regarding future events or the future performance or results of RAI and its subsidiaries or the combined company inherently are subject to a variety of risks, contingencies and other uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied by the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated, or if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI or the combined company, respectively, are the following: the failure to satisfy required closing conditions, including the failure to obtain necessary shareholder approvals from BAT and RAI shareholders, or complete the proposed transaction in a timely manner or at all; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities, including RAI’s ability to pursue alternatives to the proposed transaction; disruption resulting from the proposed transaction, including the diversion of RAI’s management’s attention from ongoing business concerns; the failure of BAT to successfully integrate RAI into its business and to realize projected synergies and other benefits from the proposed transaction; the uncertainty of the value of the proposed transaction consideration that RAI shareholders will receive in the proposed transaction due to a fixed exchange ratio and fluctuations in the price of BAT American Depositary Shares; the difference in rights provided to RAI shareholders under North Carolina law, the RAI articles of incorporation and the RAI bylaws, as compared to the rights RAI shareholders will obtain as BAT shareholders under the laws of England and Wales and BAT’s governing documents; RAI’s directors and executive officers having interests in the proposed transaction that are different from, or in addition to, the interests of RAI shareholders generally; the potential difficulty retaining key employees and maintaining business relationships, and on operating results and businesses generally; the incurrence of significant pre- and post-transaction costs in connection with the proposed transaction; evolving legal, regulatory and tax regimes; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the SEC. Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Except as provided by federal securities laws, RAI is not under any obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Additional Information

This report may be deemed to be solicitation material in respect of the proposed transaction involving RAI and BAT. In connection with the proposed transaction, BAT has filed with the SEC a registration statement on Form F-4 that includes the RAI Proxy Statement that also constitutes a prospectus of BAT. On June 14, 2017, the SEC declared the registration statement effective. RAI commenced mailing the RAI Proxy Statement to holders of RAI common stock on or about June 14, 2017. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, WHICH WAS ALSO FILED WITH THE SEC ON JUNE 14, 2017, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BAT, RAI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders may obtain free copies of the RAI Proxy Statement and other documents filed with the SEC by RAI and BAT through the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain free copies of the proxy statement and other documents filed with the SEC by RAI by contacting RAI Investor Relations at raiinvestorrelations@reynoldsamerican.com or by calling (336) 741-5165 or at RAI’s website at www.reynoldsamerican.com, and may obtain free copies of the proxy statement and other documents filed with the SEC by BAT by contacting BAT Investor Relations at batir@bat.com or by calling +44 (0) 20 7845 1000 or at BAT’s website at www.bat.com.

RAI, BAT and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RAI shareholders in respect of the proposed transaction that is described in the proxy statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from RAI shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC. You may also obtain the documents that RAI files electronically from the SEC’s website at http://www.sec.gov. Information regarding RAI’s directors and executive officers is contained in RAI’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 9, 2017, its Form 10-K/A, which was filed with the SEC on March 20, 2017, and its definitive proxy statement, which was filed with the SEC on June 14, 2017. Information regarding BAT’s directors and executive officers is contained in BAT’s Annual Reports, which may be obtained free of charge from BAT’s website at www.bat.com.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2017

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary